                               SEMI-ANNUAL REPORT

                                 April 30, 2000


                             The Tocqueville Trust
                                  Mutual Funds

                              The Tocqueville Fund

                      The Tocqueville Small Cap Value Fund

                    The Tocqueville International Value Fund

                           The Tocqueville Gold Fund

                                     [LOGO]
                                  Tocqueville

--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it care-fully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Dear Fellow Shareholders of the Tocqueville Trust Family of Mutual Funds:

  Since 1997, huge amounts of money have poured into shares of very large in-dex-type "growth" companies or, at the opposite extreme, into those of fledg-ling high-technology firms with often more hope than substance. Increasingly, this has led to a disconnection between stock prices and business values on a scale seldom observed before.

  As mutual fund investors massively shifted money into anything they perceived to be involved with the New Economy, many value-style managers were actually forced to liquidate shares of companies that they would otherwise have wished to buy. This further aggravated the underperformance of value investments and widened the already nonsensical gap between business values and stock prices.

  We believe that the last few months marked a major turning point in both the market fundamentals and the psychology of investors. Not only was the NASDAQ speculative bubble clearly pierced, but some of the large index-type stocks also began to show their price vulnerability. Value stocks, on the other hand, showed remarkable resiliency, helping the performances of both the Tocqueville Fund and the Tocqueville Small Cap Value Fund.

  We believe that the adjustment has just begun, and that it is likely to turn into a full-fledged bear market. To run their course, bear markets need price amplitude and time. Thus, the decline will likely be interrupted by some major rallies: those are necessary to "trap" more investors and to allow a majority of them to become disenchanted with equities.

  Out-of-favor value stocks, which have been under liquidation for several years, should be relatively immune to this change in investor psychology. In addition, we believe that the end of the decade-long US bull market and the coming, marked slowdown of the American economy should be accompanied by a weakening of the US dollar. Further protection against these trends should be offered by our highly contrarian Tocqueville Gold Fund and Tocqueville Interna-tional Value Fund.

  Gold, after a strong rally last year, has continued to rise against most for-eign currencies, though this trend has been obscured by the strength of the US dollar. It should now start to benefit from highly favorable technical and supply/demand factors.

  International markets have corrected in recent months, in sympathy with the tremors affecting the NASDAQ and as a result of the weakness of local curren-cies against the dollar. However, not only are many quality companies in Asia, Europe and Latin America very cheap in relation to current earnings, but eco-nomic recoveries in these regions are still gathering momentum. The lack of synchronization between the American economic cycle and those of Asia and Eu-rope, in particular, should position international stock markets to outperform those of the United States, over the next couple of years.

  We hope that both our diversified offering of mutual funds and the contrarian/value investment selections within those funds will help you struc-ture a portfolio well suited for the challenging times ahead.

Francois Sicart
Chairman and CEO
Tocqueville Asset Management LP

2
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The Tocqueville Fund
-------------------------------------------------------------------------------

Dear Fellow Shareholder:

  The six-month period ended April 30, 2000, the first half of our fiscal year, represents perhaps the most extraordinary period in the history of mod-ern financial markets. Consider the performance of the markets as measured by the NASDAQ composite index in that span. Starting the period at an already high and record level of 2900, the index rocketed straight up for the next four and a half months to a pinnacle of 5200, an astounding gain of 80%. Then, suddenly, the market collapsed, as much as 25% in one week, and 35% overall to close on April 30, 2000 at 3200. This unprecedented volatility was also wit-nessed on a more subdued scale in the broader market averages as depicted by the S&P 500. We have been writing for some months now about how the S&P 500 has been increasingly dominated by overpriced technology stocks that had grown so large in market capitalization that their influence on the market weighted S&P was disproportionate. The proof of that contention was the performance of the S&P index during the recently concluded six-month period. Entering the pe-riod at a level of 1363, the index climbed 190 points, or 14%, only to col-lapse to 1357, a decline of 12.6%, before closing at 1452 for an overall gain over the six months of 6.5%.

  Against this backdrop of hyper volatility the staid old Tocqueville Fund continued to plod along in its customary unspectacular manner. In fact, from a starting level of $17.54 on October 31, 1999, the fund climbed to a peak level of $18.70 in mid April, a gain of 6.6%, before declining 4.3%, settling down to a level of $17.90 to close the period. For the six-month period as a whole, the fund gained 4.8%. We are pleased with this performance under these trying circumstances. Preservation of capital being among our primary investment ob-jectives, we recognize that wild volatility is a dangerous environment for in-vestors. The tendency of many to get whipsawed in this environment by buying into the rally and selling into the downdrafts exaggerates the volatility of the markets. We have all read numerous stories of investors who suffered enor-mous losses, or were wiped out entirely, during this difficult period. Because we believe in equity investments as the best way to maintain the real value of capital and are highly skeptical of schemes to time or beat the market, we be-lieve it essential for long term investors to remain invested over the long haul. Heightened volatility can frighten investors out of the market, usually at just the wrong time. Our approach is designed to limit volatility, and re-move the temptation to bailout at the bottom or pile on at the top. In the first six months of the fiscal year, that approach proved itself, while still generating acceptable returns.

  During the period, we took advantage of the large swings in prices to posi-tion several new names in the portfolio. With the bloom off the rose of Internet and technology stocks, we believe that investors will once again be attracted to steady more predictable growing companies. Price opportunities in companies like Procter and Gamble, American Home Products, Clorox, Disney, and Sara Lee allowed us to purchase these stocks at value investor prices. At the same time we added to positions in Boeing, Texaco, Varco, and Xerox value stocks we know well. To make room for these purchases, we lightened up on some of our best performing technology and biotechnology stocks, Adobe Systems, EDS, 3Com and Genzyme, and took advantage of tender offers to liquidate our holdings in Financial Services Assurance and Sprint. We also admitted our mis-takes and liquidated our positions in Stone and Webster, Integrated Health and Ogden. On balance, we believe the composition of the portfolio has been strengthened markedly over the period.

  The outlook for the remainder of the fiscal year remains uncertain. We con-tinue to foresee difficulty for the previously highflying Internet and related technology stocks since their valuations as a group remain way out of

                                                                              3
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line with historic experience. The rest of the market where we have concen-
trated our investment remains vulnerable to interest rate pressures. Our large representation in commodity producers should begin to benefit from the world-wide economic expansion even as the U.S. economy slows and rates rise, but this bears watching. This being an election year, we expect that politics will begin to weigh on the market by late summer. The expected outcome of the general election should begin to get reflected in the market in the fall. At this junc-ture, the outcome is too close to call, adding to the uncertainty.

  As large shareholders of the Tocqueville Fund ourselves, we will continue on our course of conservative and cautious value investing in the months ahead. Investing is a marathon, not a sprint. Slow and steady wins the race.

Robert W. Kleinschmidt
Portfolio Manager

4
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The Tocqueville Small Cap Value Fund
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

I am pleased to report that the Tocqueville Small Cap Value Fund has maintained its excellent performance. For the six month period ended April 30, 2000 your portfolio of value-stocks increased 40.5% to $19.14 per share. Since inception on August 1, 1994, your average annual return of 21.2% compares favorably to the 15.1% return of the Russell 2000 Index. While I do not benchmark against any specific index, nevertheless I will try my best to maintain that perfor-mance level in the future.

Our strong performance of 21.2% since inception certainly validates our long-term stock picking strategies. We invest in good proprietary businesses with strong finances and solid long-term growth potential, but only when these busi-nesses are already down substantially in price, and selling at bargain-value prices. For example, the 33 stocks which we currently hold were bought on aver-age 57% and 39% below their respective 60 and 12 months highs. This deep-value stock picking strategy should limit our downside market risk somewhat. Con-versely, it should give us plenty of room for upside surprises, if we are cor-rect in our assessment of the long-term business potential of our stock picks.

Our strong performance also reflects the fact that we picked some out-of-favor stocks in out-of-favor sectors, which are now delivering strong flows of earn-ings. It also reflects our strategy of letting some of our winners run: we are quicker to sell our losers than our winners, and realized losses have been small relative to our gains. In addition, we run the Fund fully invested at all times, and fairly concentrated. For instance, we currently have 53% of assets invested in our ten best ideas.

Looking at the portfolio in strategic terms, investments in broadly defined "service industries" account for about 58% of assets. "Last mile to the home" or "to the place of business" communication hardware for CATV and computer/telephony integration or connection represent another 16%. As a re-sult, the Fund now has a higher mix of investments in sunrise industries, and a higher growth profile of about 16%. Remaining assets are spread across severely depressed sectors: consumer non-durable (3%), specialty chemicals (7%), manu-facturing (9%), precious metals (3%), and cash equivalents (4%).

In closing, let me express my gratitude to you for choosing the Tocqueville Small Cap Value Fund to help realize your long-term investment objectives.

Jean-Pierre Conreur
Portfolio Manager

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The Tocqueville International Value Fund

-------------------------------------------------------------------------------

Dear Fellow Shareholder:

  The strong performance of the Tocqueville International Value Fund in the fiscal year ended October 31, 1999 gave way to a slow erosion of the Fund's value over the last six months. The Fund's Net Asset Value declined from $11.37 on October 31, 1999 to $9.47 on April 30, 2000. While some correction was to be expected after the sharp preceding advance, this recent episode has been a source of frustration.

  We describe ourselves as contrarian, value investors. This usually means taking a contrarian tack on specific markets, while applying a traditional, bottom-up value approach to stock selection. Since maligned markets often pro-vide good hunting ground for value investors while stocks that offer great value usually are cheap because they are unpopular with investors, our contrarian approach to markets and our value-oriented stock-picking discipline should be complementary and self-reinforcing. Yet, we have recently seen many deep-value shares continue to slide in the face of improving operations as, in several markets, political and macro-economic concerns have overshadowed com-pany fundamentals.

  In Indonesia, where the investment of about 12% of the Fund's assets repre-sented one of our most contrarian market decisions, President Wahid's achieve-ments since his election only six months ago have truly been extraordinary. Yet, progress has lagged on two important fronts, which are now receiving all the attention of international investors--growing demands for provincial inde-pendence, and sorely needed legal reform. Lack of visible progress on these two fronts has paralyzed international investment into Indonesia.

  In spite of this, however, the Indonesian economy is improving. Consumer demand and confidence have been rising for months and automobile sales (stimulated by the return of Chinese families) have recovered strongly, making up about half of the ground lost from the pre-crisis levels. Many medium-sized businesses that had never benefited from close ties with the Suharto family have been improving steadily and are now, in fact, doing quite well.

  We believe that a number of the present roadblocks to recovery will wane by late summer, when the president is scheduled to deliver a state of the union address. Meanwhile, resumption of International Monetary Fund assistance will soon boost both the currency, and the economy, which has accounted for half of the nearly 40% dollar-denominated decline in the Indonesian market this year.

  Against this background, many Indonesian companies with clearly improving fundamentals are selling at some of the lowest valuation ratios in the world. Our portfolio, for example, owns shares in Tempo Scan, a pharmaceutical com-pany selling at 4 times earnings; Semen Gresik, a profitable cement company selling at one of the world's deepest discounts to estimated replacement val-ue; and several other shares that are just as under-priced. The potential for sharp gains therefore exists, once political uncertainties recede.

  Depending on how one calculates the Chinese component of portfolio companies listed either in Hong Kong or Singapore, our Fund's exposure to China is some-where between 12% and 16%, which also represents a highly contrarian commit-ment. China is in the midst of an aggressive program of economic empowerment of its population, while it attempts to retain a strictly centralized (almost paranoid) political control over it, to avoid the kind of dislocation that happened in the former Soviet Union.

  The spectacular successes achieved on the economic front have brought many inefficient state-controlled enterprises with excess capacity and inventories to the verge of bankruptcy. However, with unemployment rising sharply in a country not prepared for it, as a result of the considerable restructuring already achieved, many technically bankrupt state firms are not being forced to actually fail, contributing to dumping in many sectors, and a general climate of deflation.

  However, the government's decision to push for full membership in the World Trade Organization signals a new life to the stated policy of helping strong firms while letting the weak fail. Possibly with the assistance of a managed float of the Renminbi, membership in the WTO will benefit some strong indus-tries while forcing the closing of the economy's living-dead. In the process, we expect to see strong re-acceleration of foreign investment into China, which has already started after a nearly two-year lull. Meanwhile, domestic growth has already begun to exceed forecasts, aided by two exceptional one-week holi-days that illustrated the Chinese consumers' potential when they are given the free time to satisfy pent-up needs and desires.

  As in the case of Indonesia, political uncertainty has overshadowed the sig-nificant progress made by successful Chinese companies, with many of our hold-ings selling at valuation ratios among the lowest in the world. For example, Guangdong Kelon, a leading manufacturer of refrigerators and air-conditioners with a strong balance sheet and a management team recently elected one of the best in Asia by the World Economic Forum and various publications (Forbes, Asia Money and The Asset Magazine) is selling at less than seven times this year's earnings, and possibly less than five times next year's. Yue Yuen, perhaps the largest manufacturer of shoes in the world (including some of the best-known brands), is selling at less than six times this year's earnings, with net debt equal to only 13 percent of equity.

  The Chinese and Indonesian examples are striking for the disconnection be-tween value and stock market performance in the past year. It can be argued that, except under the direst circumstances, macro-economic and political trends will not prevent these deeply undervalued companies from growing at su-perior rates in coming years. Yet, their shares have moved alongside those of much less attractive companies in their respective markets.

  To some degree, we have had the same experience in Japan and Europe. In Japan, for example, some companies whose high levels of net cash in relation to market value belied apparently lofty price/earnings ratios have done quite well. Nitto Kohki and Asia Securities Printing have each been multiplied by more than 2.5. But Tenma and Tokyo Style, both profitable and with net cash exceeding total market value have so far not budged--they are now our two largest positions in Japan.

  In Europe, only index stocks and "tech" speculations have performed in the past two years, while "value" shares have stagnated or declined. Not only has there been no interest in value: portfolio restructuring by investors in favor of shares making up pan-European indexes and of the "new economy" have resulted in outflows from value-oriented funds that have often forced value managers to actually sell shares that they would otherwise have wanted to buy. Fortunately, in Europe, the last few weeks seem to have reversed these perverse trends, as they have in the United States.

  While we cannot guarantee that value investments will rise while others col-lapse, they should certainly hold up much better in any protracted decline. More importantly, once the most speculative elements of the "new economy" in-vestment bubble have been discredited, we expect portfolio re-balancing to re-store some sanity and discipline to the selection of shares by analysts and in-vestors. This should produce an extended and significant revaluation of the type of shares held in the portfolio of the Tocqueville International Value Fund--especially when, as is the case in Asia, the companies also promise supe-rior long-term growth prospects.

Francois Sicart
Portfolio Manager

The Tocqueville Gold Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder:

During the six months ended 4/30/00, the Tocqueville Gold Fund declined (19.0)% compared to (18.8)% for the benchmark Philadelphia Stock Exchange Gold and Sil-ver Index (XAU).

Despite positive fundamental developments during the most recent six months, gold shares remained in a consolidation phase following their sharp run up in September and early October of 1999. In a series of dramatic announcements in February of this year, the leading gold producers stated that they would not increase their hedging activities. In 1999, hedging by gold producers increased supply into the market by 445 tons, over 10% of the total. This year, that pro-ducer hedging is likely to be a negative amount as hedge positions are liqui-dated on balance. The shrinkage in supply could amount to as much as 15% year to year.

Aside from a sharp rally in the gold price sparked by these producer announce-ments, gold has languished and now appears to be range-bound around $275- $280/oz. This price action has discouraged gold investors, and sentiment con-tinues to drag along at levels comparable to those of last summer just prior to the huge rally touched off by the Washington Agreement limiting outright gold sales and lending

Poor sentiment towards gold is understandable, but ignores the positive devel-opments already mentioned. In addition, US stock markets appear to be entering a bear market. Once negative psychology takes a firm grip, money flows will be directed into alternative asset classes including gold. We believe such shifts tend to proceed at a glacial pace in their earliest phases. The downturn in the stock market is too fresh in the minds of investors to trigger the search for alternative havens. What we foresee is a protracted bear phase in which nega-tive sentiment will take firm roots. Unfortunately, this will require addi-tional patience in a process that already seems to have taken far too long.

Gold and gold shares continue to offer the possibility of superior returns over the next three to five years. The Tocqueville Gold Fund has managed to achieve positive returns, 5.11% since inception, despite these difficult markets. The ideal time to invest is when there is a strong fundamental case that is yet un-recognized in the markets. Gold fits this description perfectly. The downside is minimal other than the degree of time it will take for the upside to be re-alized. With the stock market sagging, it can no longer be argued that an in-vestment in gold represents a serious opportunity cost. While slow, progress in the fundamentals is measurable and demonstrable for anyone that cares to look.

John Hathaway
Portfolio Manager

                              The Tocqueville Fund

                              Financial Highlights


--------------------------------------------------------------------------------

                                                       Year Ended
                          Six Months                   October 31,
                             Ended       -----------------------------------------------
Per share operating        April 30,
performance                  2000
(For a share outstanding  (unaudited)     1999      1998      1997      1996      1995
throughout the period)    -----------    -------   -------   -------   -------   -------
Net asset value, begin-
 ning of period             $ 17.54      $ 17.00   $ 20.21   $ 15.85   $ 14.07   $ 13.74
                            -------      -------   -------   -------   -------   -------
Income from investment
 operations:
Net investment income          0.01         0.01      0.06      0.06      0.07      0.15
Net realized and
 unrealized gain (loss)        0.82         1.94     (0.93)     5.15      2.92      1.70
                            -------      -------   -------   -------   -------   -------
Total from investment
 operations                    0.83         1.95     (0.87)     5.21      2.99      1.85
                            -------      -------   -------   -------   -------   -------
Less distributions
Dividends from net in-
 vestment income              (0.02)       (0.07)    (0.06)    (0.06)    (0.15)    (0.11)
Distributions from net
 realized gains               (0.45)       (1.34)    (2.28)    (0.79)    (1.06)    (1.41)
                            -------      -------   -------   -------   -------   -------
Total distributions           (0.47)       (1.41)    (2.34)    (0.85)    (1.21)    (1.52)
                            -------      -------   -------   -------   -------   -------
Change in net asset
 value for the period          0.36         0.54     (3.21)     4.36      1.78      0.33
                            -------      -------   -------   -------   -------   -------
Net asset value, end of
 period                     $ 17.90      $ 17.54   $ 17.00   $ 20.21   $ 15.85   $ 14.07
                            -------      -------   -------   -------   -------   -------
Total Return (c)                4.8 %       12.6 %    (4.6)%    34.5 %    22.7 %    16.0 %
Ratios/supplemental data
Net assets, end of year
 (000)                      $59,123      $57,801   $61,566   $64,998   $42,414   $33,438
Ratio to average net as-
 sets:
 Expenses (a)                  1.38 %(b)    1.36 %    1.39 %    1.40 %    1.49 %    1.54 %
 Net investment income
  (a)                          0.14 %(b)    0.04 %    0.35 %    0.34 %    0.44 %    1.07 %
Portfolio turnover rate          27 %         26 %      35 %      48 %      48 %      47 %

--------
(a) Net of fees waived amounting to 0.25%, 0.16% and 0.02% of average net as-sets for the years ended October 31, 1997, October 31, 1996 and October 31, 1995, respectively.
(b) Annualized.
(c) Does not include maximum sales charge of 4%, which was in place during the periods ended October 31, 1999, 1998, 1997, 1996 and 1995.

                      The Tocqueville Small Cap Value Fund

                              Financial Highlights


--------------------------------------------------------------------------------

                                                       Year Ended
                          Six Months                   October 31,
                             Ended       -----------------------------------------------
Per share operating        April 30,
performance                  2000
(For a share outstanding  (unaudited)      1999      1998      1997      1996      1995
throughout the period)    -----------    --------   -------   -------   -------   ------
Net asset value,
 beginning of period        $ 15.74      $  12.59   $ 16.30   $ 13.37   $ 11.91   $10.22
                            -------      --------   -------   -------   -------   ------
Income from investment
 operations:
Net investment (loss)         (0.06)        (0.13)    (0.15)    (0.05)    (0.10)   (0.05)
Net realized and
 unrealized gain (loss)        5.86          3.28     (1.83)     4.44      2.33     1.96
                            -------      --------   -------   -------   -------   ------
Total from investment
 operations                    5.80          3.15     (1.98)     4.39      2.23     1.91
                            -------      --------   -------   -------   -------   ------
Less distributions
Dividends from net
 investment income              --            --        --        --        --     (0.03)
Distributions from net
 realized gains               (2.40)          --      (1.73)    (1.46)    (0.77)   (0.19)
                            -------      --------   -------   -------   -------   ------
Total distributions           (2.40)          --      (1.73)    (1.46)    (0.77)   (0.22)
                            -------      --------   -------   -------   -------   ------
Change in net asset
 value for the period          3.40          3.15     (3.71)     2.93      1.46     1.69
                            -------      --------   -------   -------   -------   ------
Net asset value, end of
 period                     $ 19.14      $  15.74   $ 12.59   $ 16.30   $ 13.37   $11.91
                            -------      --------   -------   -------   -------   ------
Total Return (c)               40.5 %        25.0 %   (13.4)%    36.0 %    19.7 %   19.2 %
Ratios/supplemental data
Net assets, end of year
 (000)                      $35,384      $ 26,188   $21,610   $20,587   $11,545   $9,383
Ratio to average net
 assets:
 Expenses (a)                  1.40 %(b)     1.52 %    1.67 %    1.75 %    2.36 %   2.50 %
 Net investment income
  (loss) (a)                  (0.68)%(b)    (0.87)%   (1.12)%   (0.81)%   (1.18)%  (0.53)%
Portfolio turnover rate          48 %          72 %      62 %      95 %     107 %     88 %

--------
(a) Net of fees waived amounting to 0.35%, 0.33% and 0.33% of average net as-sets for the years ended October 31, 1997, October 31, 1996 and October 31, 1995, respectively.
(b)  Annualized.
(c) Does not include maximum sales charge of 4%, which was in place during the periods ended October 31, 1999, 1998, 1997, 1996 and 1995.

                    The Tocqueville International Value Fund

                              Financial Highlights


--------------------------------------------------------------------------------

                                                       Year Ended
                          Six Months                  October 31,
                             Ended       --------------------------------------------
Per share operating        April 30,
performance                  2000
(For a share outstanding  (unaudited)     1999     1998      1997      1996     1995
throughout the period)    -----------    -------  -------   -------   -------  ------
Net asset value,
 beginning of period        $ 11.37      $  8.11  $ 10.19   $ 12.57   $ 10.83  $10.02
                            -------      -------  -------   -------   -------  ------
Income from investment
 operations:
Net investment income
 (loss)                        0.07         0.05     0.10     (0.03)     0.16   (0.01)
Net realized and
 unrealized gain (loss)       (0.70)        3.21    (2.07)    (1.67)     1.58    0.82
                            -------      -------  -------   -------   -------  ------
Total from investment
 operations                   (0.63)        3.26    (1.97)    (1.70)     1.74    0.81
                            -------      -------  -------   -------   -------  ------
Less distributions
Dividends from net
 investment income            (0.05)         --     (0.11)    (0.06)      --      --
Distributions from net
 realized gains               (1.22)         --       --      (0.62)      --      --
                            -------      -------  -------   -------   -------  ------
Total distributions           (1.27)         --     (0.11)    (0.68)      --      --
                            -------      -------  -------   -------   -------  ------
Change in net asset
 value for the period         (1.90)        3.26    (2.08)    (2.38)     1.74    0.81
                            -------      -------  -------   -------   -------  ------
Net asset value, end of
 period                     $  9.47      $ 11.37  $  8.11   $ 10.19   $ 12.57  $10.83
                            -------      -------  -------   -------   -------  ------
Total Return (c)               (6.3)%       40.2%   (19.4)%   (14.3)%    16.1%    8.1 %
Ratios/supplemental data
Net assets, end of year
 (000)                      $92,952      $97,676  $68,415   $60,963   $23,932  $6,270
Ratio to average net
 assets:
Expenses (a)                   1.60 %(b)    1.67%    2.00 %    1.99 %    1.98%   4.43 %
Net investment income
 (loss) (a)                    1.18 %(b)    0.52%    0.64 %    0.16 %    1.45%  (0.53)%
Portfolio turnover rate          22 %         78%      77 %      70 %     135%    109 %

--------
(a) Net of fees waived amounting to 0.11%, 0.55% and 1.28% of average net as-sets for the years ended October 31, 1997, October 31, 1996 and October 31, 1995, respectively.
(b)  Annualized.
(c) Does not include maximum sales charge of 4%, which was in place during the periods ended October 31, 1999, 1998, 1997, 1996 and 1995.

                           The Tocqueville Gold Fund

                              Financial Highlights


--------------------------------------------------------------------------------

                               Six Months
                                  Ended
Per share operating             April 30,                        Period from
performance                       2000           Year Ended    June 29, 1998 to
(For a share outstanding       (unaudited)    October 31, 1999 October 31, 1998
throughout the period)         -----------    ---------------- ----------------
Net asset value, beginning of
 period                          $ 12.97          $ 10.76           $10.00
                                 -------          -------           ------
Income from investment opera-
 tions:
Net investment income (loss)       (0.02)           (0.03)            0.00
Net realized and unrealized
 gain (loss)                       (2.44)            2.24             0.76
                                 -------          -------           ------
Total from investment opera-
 tions                             (2.46)            2.21             0.76
                                 -------          -------           ------
Less distributions
Dividends from net investment
 income                              --               --               --
Distributions from net real-
 ized gains                          --               --               --
                                 -------          -------           ------
Total distributions                  --               --               --
                                 -------          -------           ------
Change in net asset value for
 the period                        (2.46)            2.21             0.76
                                 -------          -------           ------
Net asset value, end of pe-
 riod                            $ 10.51          $ 12.97           $10.76
                                 -------          -------           ------
Total Return (d)                   (19.0)%           20.6 %            7.6%(c)
Ratios/supplemental data
Net assets, end of period
 (000)                           $16,574          $19,194           $8,229
Ratio to average net assets:
 Expenses (a)                       1.93 %(b)        1.98 %           1.98%(b)
 Net investment income (loss)
  (a)                              (0.35)%(b)       (0.33)%           0.06%(b)
Portfolio turnover rate               13 %             44 %              1%

--------
(a) Net of fees waived amounting to 0.36% and 2.25% of average net assets for the periods ended October 31, 1999 and October 31, 1998 respectively.
(b)  Annualized.
(c)  Not annualized.
(d) Does not include maximum sales charge of 4%, which was in place during the periods ended October 31, 1999 and 1998.

                              The Tocqueville Fund

                        Investments as of April 30, 2000

                                  (Unaudited)

--------------------------------------------------------------------------------

                                                    Market
Common Stocks--95.9%                      Shares     Value
-------------------------------------------------------------
Business Services--5.6%
Deluxe Corporation                         50,000 $ 1,259,375
H&R Block, Inc.                            30,000   1,254,375
Waste Management, Inc.                     50,000     793,750
-------------------------------------------------------------
                                                    3,307,500
-------------------------------------------------------------
Consumer Non-Durables--10.4%
Burlington Industries, Inc.*              300,000   1,312,500
Clorox Company                             20,000     735,000
International Flavors & Fragrances, Inc.   10,000     344,375
Kmart Corporation*                        200,000   1,625,000
Mattel, Inc.                               50,000     612,500
Procter & Gamble Company                   15,000     894,375
Sara Lee Corporation                       40,000     600,000
-------------------------------------------------------------
                                                    6,123,750
-------------------------------------------------------------
Energy--12.4%
Baker Hughes, Inc.                         50,000   1,590,625
Murphy Oil Corporation                     40,000   2,360,000
Texaco, Inc.                               30,000   1,485,000
Varco International, Inc.*                150,000   1,875,000
-------------------------------------------------------------
                                                    7,310,625
-------------------------------------------------------------
Entertainment--1.8%
The Walt Disney Company                    25,000   1,082,813
-------------------------------------------------------------
                                                    1,082,813
-------------------------------------------------------------
Finance--7.3%
BankAmerica Corporation                    30,000   1,470,000
Citigroup, Inc.                            40,000   2,377,500
Dime Bancorp, Inc.                         25,000     468,750
-------------------------------------------------------------
                                                    4,316,250
-------------------------------------------------------------
Insurance--2.4%
The Allstate Corporation                   60,000   1,417,500
-------------------------------------------------------------
                                                    1,417,500
-------------------------------------------------------------
Lumber and Wood Products--4.8%
Longview Fibre Company                    100,000   1,275,000
Westvaco                                   50,000   1,543,750
-------------------------------------------------------------
                                                    2,818,750
-------------------------------------------------------------
Manufacturing--5.9%
Litton Industries, Inc.*                   40,000   1,737,500
Olin Corporation                          100,000   1,775,000
-------------------------------------------------------------
                                                    3,512,500
-------------------------------------------------------------
Medical Services--3.0%
American Home Products Corporation         20,000   1,123,750
McKesson HBOC, Inc.                        40,000     675,000
-------------------------------------------------------------
                                                    1,798,750
-------------------------------------------------------------

* Non-income producing security.

                     See Notes to the Financial Statements.

Common Stocks                                                     Market
 (continued)                                           Shares      Value
----------------------------------------------------------------------------
Metals & Minerals--12.2%
ALCOA, Inc.                                              40,000 $ 2,595,000
Homestake Mining Company                                200,000   1,200,000
Inco, Limited*                                          100,000   1,562,500
Phelps Dodge Corporation                                 25,000   1,156,250
Stillwater Mining Company*                               25,000     700,000
----------------------------------------------------------------------------
                                                                  7,213,750
----------------------------------------------------------------------------
Publishing--2.2%
Readers Digest Association, Inc.                         40,000   1,280,000
----------------------------------------------------------------------------
                                                                  1,280,000
----------------------------------------------------------------------------
Real Estate--1.7%
Catellus Development Corporation*                        75,000     975,000
----------------------------------------------------------------------------
                                                                    975,000
----------------------------------------------------------------------------
Technology--20.0%
Adobe Systems, Inc.                                      40,000   4,837,500
Autodesk, Inc.                                           30,000   1,151,250
The Boeing Company                                       40,000   1,587,500
International Business Machines
 Corporation                                             20,000   2,232,500
3 Com Corporation*                                       25,000     985,937
Xerox Corporation                                        40,000   1,057,500
----------------------------------------------------------------------------
                                                                 11,852,187
----------------------------------------------------------------------------
Transportation & Public Utilities--6.2%
Alexander & Baldwin, Inc.                                50,000   1,050,000
AT&T Corporation                                         40,000   1,867,500
FPL Group, Inc.                                          17,000     768,188
----------------------------------------------------------------------------
                                                                  3,685,688
----------------------------------------------------------------------------
Total Common Stocks (Cost $43,957,502)                           56,695,063
----------------------------------------------------------------------------
                                                     Principal
Short-Term Investments--5.1%                           Amount
                                                     ----------
Repurchase Agreement with Firstar Bank 3.75%, dated
 4/28/00, due 5/01/00, collateralized by U.S.
 Treasury Notes valued at $3,081,628. Repurchase
 proceeds of $3,021,944. (Cost $3,021,000)           $3,021,000   3,021,000
----------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,021,000)                    3,021,000
----------------------------------------------------------------------------
Total Investments
 (Cost $46,978,502)--101.0%                                      59,716,063
----------------------------------------------------------------------------
Liabilities less Other Assets--(1.0)%                              (593,158)
Total Net Assets--100%                                          $59,122,905
                                                                -----------

                      The Tocqueville Small Cap Value Fund

                        Investments as of April 30, 2000

                                  (Unaudited)
--------------------------------------------------------------------------------

                                                       Market
Common Stocks--96.3%                         Shares     Value
----------------------------------------------------------------
Business Support Services--11.6%
----------------------------------------------------------------
Gartner Group, Inc.*                          40,000 $   540,000
PSC, Incorporated*                           130,000     520,000
Steelcase, Inc.*                              40,000     470,000
Ultrak, Incorporated*                        100,000     900,000
United Stationers, Incorporated*              50,000   1,668,750
----------------------------------------------------------------
                                                       4,098,750
----------------------------------------------------------------
Computer Software & Services--15.3%
Informix Corporation*                        150,000   1,650,000
SAGA Systems, Inc.*                           50,000     931,250
Systems & Computer Technology Corporation*   100,000   2,356,250
Unisys Corporation*                           20,000     463,750
----------------------------------------------------------------
                                                       5,401,250
----------------------------------------------------------------
Consumer Non-Durables--3.1%
International Multifoods Corporation          30,000     384,375
Photoworks, Inc.*                            200,000     725,000
----------------------------------------------------------------
                                                       1,109,375
----------------------------------------------------------------
Drilling Equiptment & Services--13.9%
Global Industries, Limited*                  100,000   1,425,000
Input/Output, Inc.*                          300,000   2,212,500
Oceaneering International, Incorporated*      75,000   1,293,750
----------------------------------------------------------------
                                                       4,931,250
----------------------------------------------------------------
Health Care Services--11.8%
Bindley Western Industries, Inc.              50,000     871,875
Henry Schein, Inc.*                          120,000   1,678,125
Owens & Minor, Incorporated Holding Company  100,000   1,200,000
Perrigo Company*                              75,000     426,563
----------------------------------------------------------------
                                                       4,176,563
----------------------------------------------------------------
Manufacturing & Related--8.2%
Baldor Electric Company                       72,500   1,345,781
Fedders Corporation                           90,000     528,750
Federal Signal Corporation                    50,000   1,015,625
----------------------------------------------------------------
                                                       2,890,156
----------------------------------------------------------------
Personnel Placement Services--6.6%
Analysts International Corporation           140,000   1,557,500
Romac International, Incorporated*            75,000     773,437
----------------------------------------------------------------
                                                       2,330,937
----------------------------------------------------------------
Precious Metals--2.8%
Battle Mountain Gold Company*                360,000     742,500
Echo Bay Mines Limited*                      100,000     118,750
Kinross Gold Corporation*                    100,000     131,250
----------------------------------------------------------------
                                                         992,500
----------------------------------------------------------------

                     See Notes to the Financial Statements.

Common Stocks                                                        Market
 (continued)                                              Shares      Value
-------------------------------------------------------------------------------
Specialty Chemicals--7.1%
-------------------------------------------------------------------------------
A.Schulman, Incorporated                                    94,000 $ 1,210,250
Chemfab Corporation*                                        30,000     412,500
M.A. Hanna Company                                          35,000     402,500
Osmonics, Incorporated*                                     55,000     491,563
-------------------------------------------------------------------------------
                                                                     2,516,813
-------------------------------------------------------------------------------
Telephone Infrastructure--15.9%
Anixter International, Incorporated*                        70,000   2,358,125
InterVoice-Brite, Inc.*                                     50,000     796,875
PairGain Technologies, Inc.*                               100,000   2,487,500
-------------------------------------------------------------------------------
                                                                     5,642,500
-------------------------------------------------------------------------------
Total Common Stocks
 (Cost $28,812,827)                                                 34,090,094
-------------------------------------------------------------------------------
                                                        Principal
Short-Term Investments--3.8%                              Amount
-------------------------------------------------------------------------------
Repurchase Agreement with Firstar Bank, 3.75%, dated
 4/28/00, due 5/01/00, collateralized by U.S. Treasury
 Notes valued at $1,371,183. Repurchase proceeds of
 $1,344,420. (Cost $1,344,000)                          $1,344,000   1,344,000
-------------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $1,344,000)                                                   1,344,000
-------------------------------------------------------------------------------
Total Investments
 (Cost $30,156,827)--100.1%                                         35,434,094
-------------------------------------------------------------------------------
Liabilities less Other Assets--(0.1)%                                  (50,320)
-------------------------------------------------------------------------------
Total Net Assets--100%                                             $35,383,774
                                                                   -----------

*Non-income producing security.

                    The Tocqueville International Value Fund

                        Investments as of April 30, 2000

                                  (Unaudited)

--------------------------------------------------------------------------------

                                                           Market
 Common Stocks and Warrants--96.9%            Shares        Value
--------------------------------------------------------------------
 Australia--1.6%
 Normandy Mining Limited                     3,000,000   $ 1,487,922
--------------------------------------------------------------------
                                                           1,487,922
--------------------------------------------------------------------
 Belgium--0.7%
 Dexia Belgium                                   5,170       671,869
--------------------------------------------------------------------
                                                             671,869
--------------------------------------------------------------------
 Brazil--2.0%
 Telenorte Leste Participacoes SA (Telemar)     33,513       596,945
 Uniao de Benco Brasileiros SA--GDR             50,000     1,246,875
--------------------------------------------------------------------
                                                           1,843,820
--------------------------------------------------------------------
 Canada--0.3%
 Inco, Limited*                                 20,000       312,500
--------------------------------------------------------------------
                                                             312,500
--------------------------------------------------------------------
 France--8.6%
 Accor SA*                                      35,000     1,302,971
 Andre Trigano SA                                   50           834
 Banque Transatlantique                          5,000       221,908
 Generali France Assurances                      2,200       791,944
 Groupe GTM                                     12,500       962,590
 Manitou B.F. SA                                26,000     2,085,118
 MORS SA*                                      785,000       701,084
 Suez Lyonnaise des Eaux SA                     12,000     1,886,449
--------------------------------------------------------------------
                                                           7,952,898
--------------------------------------------------------------------
 Germany--4.0%
 Bayerische Hypo-Vereinsbank*                   20,000     1,241,228
 ProSieben Media AG                              8,000       723,959
 Sogecable SA*                                  40,500     1,718,104
--------------------------------------------------------------------
                                                           3,683,291
--------------------------------------------------------------------
 Hong Kong--9.7%
 Elec & Eltek International Holdings
  Limited                                   21,220,000     2,778,771
 Guangdong Kelon Electrical Holdings
  Limited                                    5,000,000     3,113,285
 VTech Holdings Limited                        600,000     2,488,060
 Yue Yuen Industrial Holdings                  300,000       654,753
--------------------------------------------------------------------
                                                           9,034,869
--------------------------------------------------------------------


                     See Notes to the Financial Statements.

 Common Stocks and                                        Market
  Warrants (continued)                       Shares        Value
-------------------------------------------------------------------
 Indonesia--12.6%
 PT Aneka Tambang Tbk                       3,203,000   $   394,060
 PT Astra International Tbk*                2,600,000     1,049,842
 PT Cahaya Kalbar Tbk*                      9,937,750       877,782
 PT Darya Varia Laboratoria Tbk*            6,000,000     1,003,155
 PT Indosat (Persero) Tbk                   1,352,500     1,787,689
 PT International Nickel Indonesia (INCO)*    847,500       839,479
 PT Mayora Indah*                          12,144,500       957,768
 PT Semen Gresik (Persero) Tbk              3,112,500     3,220,505
 PT Telekommunikasi Indonesia               1,000,000       435,331
 PT Tempo Scan Pacific Tbk                    610,000       313,659
 PT Tunas Ridean Tbk*                       3,425,000       864,353
-------------------------------------------------------------------
                                                         11,743,623
-------------------------------------------------------------------
 Ireland--0.4%
 Allied Irish Banks plc.                       40,000       400,073
-------------------------------------------------------------------
                                                            400,073
-------------------------------------------------------------------
 Japan--15.4%
 Asia Securities Printing Co., Limited         52,000       683,230
 The Bank of Tokyo--Mitsubishi, Limited           250         3,225
 Horipro Inc.                                  60,000       500,209
 Kyokuto Kaihatsu Kogyo Co., Limited          105,700       484,123
 Matsumoto Yushi-Seiyaku Co., Limited          15,000       276,197
 Matsushita Seiko Co., Limited                 56,000       202,082
 Nippon Sanso Corporation                     710,000     1,872,313
 Nissin Food Products Co., Limited             60,000     1,376,823
 Nitto Kohki Co., Limited                      93,200     2,130,041
 Shiseido Company, Limited                     60,000       758,363
 Tenma Corporation                            330,000     3,380,156
 Tokyo Style Co., Limited                     328,000     2,625,216
-------------------------------------------------------------------
                                                         14,291,977
-------------------------------------------------------------------
 Lebanon--0.2%
 Banque Liban et D'outre--GDR                  10,000       225,000
-------------------------------------------------------------------
                                                            225,000
-------------------------------------------------------------------
 Mexico--3.4%
 Grupo Industrial Maseca SA--ADR               50,000       356,250
 Grupo Radio Centro SA--ADR                   100,000     1,400,000
 Industrias Penoles SA                        345,000       769,639
 Panamerican Beverages, Inc.                   41,000       673,938
-------------------------------------------------------------------
                                                          3,199,827
-------------------------------------------------------------------

                    The Tocqueville International Value Fund

                        Investments as of April 30, 2000

                                  (Unaudited)

--------------------------------------------------------------------------------

Common Stocks and                                 Market
 Warrants (continued)                  Shares      Value
-----------------------------------------------------------
Netherlands--3.6%
Draka Holding NV                         30,000 $ 1,923,357
Vedior NV                               134,000   1,422,674
-----------------------------------------------------------
                                                  3,346,031
-----------------------------------------------------------
Philippines--6.0%
DMCI Holdings, Inc.*                 70,950,000   1,048,311
Ionics Circuit, Inc.*                 5,681,000   1,286,602
Solid Group, Inc.*                   49,863,000   1,570,108
Universal Robina Corporation         11,178,000   1,651,588
-----------------------------------------------------------
                                                  5,556,608
-----------------------------------------------------------
Poland--0.9%
Telekomunikacja Polska--GDR             110,000     844,250
-----------------------------------------------------------
                                                    844,250
-----------------------------------------------------------
Singapore--13.0%
Clipsal Industries, Limited           4,772,000   6,483,772
Fraser & Neave, Limited               1,054,000   3,395,022
GP Batteries International, Limited   1,590,000   1,480,586
Robinson & Company, Limited             233,200     710,184
-----------------------------------------------------------
                                                 12,069,564
-----------------------------------------------------------
South Africa--1.5%
AngloGold, Limited                       32,500     631,719
Gold Fields, Limited                    225,000     738,281
-----------------------------------------------------------
                                                  1,370,000
-----------------------------------------------------------
South Korea--1.4%
Hankook Tire Co., Limited               515,000   1,044,154
Dongah Tire Industry Company             10,000     260,419
-----------------------------------------------------------
                                                  1,304,573
-----------------------------------------------------------
Spain--2.2%
Centros Comerciales Pryca SA             52,000     630,748
Indra Sistemas SA                        60,000   1,412,376
-----------------------------------------------------------
                                                  2,043,124
-----------------------------------------------------------
Switzerland--2.5%
ABB AB--ADR                              79,000   1,076,375
Compagnie Financiere Richemont AG           500   1,217,669
-----------------------------------------------------------
                                                  2,294,044
-----------------------------------------------------------


                     See Notes to the Financial Statements.

Common Stocks and                                               Market
 Warrants (continued)                                 Shares     Value
-------------------------------------------------------------------------
Thailand--0.8%
Thai Rung Union Car Public Company, Limited--Foreign  521,600 $   397,175
Thai Stanley Electric Public Company, Limited*        391,800     365,207
-------------------------------------------------------------------------
                                                                  762,382
-------------------------------------------------------------------------
United Kingdom--5.7%
Cable & Wireless plc                                   55,000     914,945
Devro plc                                             650,000     599,856
Jarvis plc                                            210,000     474,883
Rolls-Royce plc                                       475,000   1,767,312
Scottish & Newcastle plc                              200,000   1,489,045
-------------------------------------------------------------------------
                                                                5,246,042
-------------------------------------------------------------------------
Venezuela--0.4%
Mavesa SA-SP ADR                                      150,500     395,063
-------------------------------------------------------------------------
                                                                  395,063
-------------------------------------------------------------------------
Total Common Stocks and Warrants
 (Cost $103,944,348)                                           90,079,350
-------------------------------------------------------------------------
Total Investments (Cost $103,944,348)--96.9%                   90,079,350
Cash**--0.9%                                                      807,870
Other Assets Less Liabilities--2.2%                             2,064,532
-------------------------------------------------------------------------
Total Net Assets--100.0%                                      $92,951,752
-------------------------------------------------------------------------

 * Non-income producing security.
** Cash balance is interest earning deposit with Chase Manhattan Bank.

                           The Tocqueville Gold Fund

                        Investments as of April 30, 2000

                                  (Unaudited)


--------------------------------------------------------------------------------

                                                         Market
Common Stocks--97.4%                           Shares     Value
------------------------------------------------------------------
Finance--0.1%
Standard Bank Investment Corporation (SJ)        6,149 $    22,675
------------------------------------------------------------------
                                                            22,675
------------------------------------------------------------------
Gold & Gold Related--72.2%
Agnico-Eagle Mines Limited                     151,000     821,062
AngloGold Limited--ADR                          30,000     583,125
Ashanti Goldfields Company Limited             125,000     218,750
Barrick Gold Corporation                        46,650     784,303
Battle Mountain Gold Company*                  140,000     288,750
Canyon Resources Corporation*                   50,000      62,500
Delta Gold NL (AU)                              47,000      43,879
Emperor Mines Limited (AU)*                    100,000      29,175
Francisco Gold Corporation*                     50,000     178,849
Franco-Nevada Mining Corporation Limited(CN)    49,050     569,387
Glamis Gold Limited*                           184,000     345,000
Gold Fields Limited (SJ)*                      131,631     427,154
Gold Fields Limited--ADR                       100,000     328,125
Gold Fields of South Africa (SJ)                 6,391      14,706
Goldcorp Incorporated*                         129,000     774,000
Harmony Gold Mining Company Limited            180,000     900,000
Homestake Mining Company                        93,500     561,000
IAMGOLD Corporation (CN)*                       50,000      79,301
Ivanhoe Mines Limited (CN)*                    200,000     141,729
Manhattan Minerals Corporation (CN)*            50,000     118,108
Meridian Gold Incorporated*                    130,000     715,000
Minas Buenaventura-Spon ADR                     52,500     905,625
Moydow Mines International Incorporated (CN)*  106,600      93,528
Newmont Mining Corporation                      41,000     960,937
Normandy Mining Limited (AU)                   641,512     318,173
Pangea Goldfields (CN)*                        200,000     533,171
Placer Dome Incorporated                       109,245     887,616
TVX Gold, Inc.*                                350,000     240,625
Viceroy Resources Corporation (CN)*            100,000      46,568
------------------------------------------------------------------
                                                        11,970,146
------------------------------------------------------------------
Investment Companies--4.1%
ASA Limited                                     32,500     499,687
Gencor Limited (SJ)                             75,000     175,898
------------------------------------------------------------------
                                                           675,585
------------------------------------------------------------------
Other Metals--1.1%
Cameco Corporation (CN)                         15,000     185,625
------------------------------------------------------------------
                                                           185,625
------------------------------------------------------------------

                     See Notes to the Financial Statements.

                                                                      Market
Common Stocks (continued)                                  Shares      Value
-------------------------------------------------------------------------------
Precious Metals & Related--15.5%
Apex Silver Mines Limited*                                  50,000  $   487,500
Aquarius Platinum Limited (AU)*                             50,000       65,644
Freeport-McMoran Copper & Gold,
 Incorporated*                                              25,000      240,625
Impala Platinum Holdings Limited                            30,000      951,429
Industrias Penoles SA (MM)                                  25,000       55,771
Kroondal Platinum Mines Limited (SJ)*                       50,000       91,452
Stillwater Mining Company*                                  23,750      665,000
-------------------------------------------------------------------------------
                                                                      2,557,421
-------------------------------------------------------------------------------
Diamonds--4.4%
Canabrava Diamond Corporation (CN)*                         50,000       46,906
Dia Met Minerals Limited*                                   35,000      428,750
Diamond Fields International, Ltd. (CN)*                   200,000      175,474
Winspear Resources, Ltd.--Warrants*                         59,000       84,960
-------------------------------------------------------------------------------
                                                                        736,090
-------------------------------------------------------------------------------
Total Common Stocks
 (Cost $17,131,156)                                                  16,147,542
-------------------------------------------------------------------------------
                                                          Principal
                                                           Amount
Short-Term Investments--2.1%                              ---------
Repurchase Agreement with Firstar Bank 3.75%, dated
 04/28/00, due 05/01/00, collateralized by U.S. Treasury
 Notes valued at $351,378. Repurchase proceeds of
 $344,108. (Cost $344,000)                                $344,000  $   344,000
-------------------------------------------------------------------------------
Total Short Term Investments
 (Cost $344,000)                                                        344,000
-------------------------------------------------------------------------------
Total Investments
 (Cost $17,476,156)--99.5%                                           16,491,542
Other Assets Less Liabilities--0.5%                                      82,559
-------------------------------------------------------------------------------
Total Net Assets--100.0%                                            $16,574,101
                                                                    -----------

 * Non-income producing security.
(AU) Australia--(CN) Canada--(MM) Mexico--(SJ) South Africa
ADR: American Depository Receipt

                             The Tocqueville Trust

                      Statements of Assets and Liabilities

                                 April 30, 2000
                                  (Unaudited)

--------------------------------------------------------------------------------

                              The       Small Cap   International
                          Tocqueville     Value         Value         Gold
                             Fund         Fund          Fund          Fund
                          -----------  -----------  -------------  -----------
Assets
Investments, at value*    $59,716,063  $35,434,094  $ 90,079,350   $16,491,542
Foreign Currencies**                0            0       905,381         5,044
Cash***                       343,348            0       807,870        33,181
Receivable for
 investments sold             283,190            0       757,564        77,439
Receivable for fund
 shares sold                   42,167        2,500             0             0
Dividends, interest and
 other receivables             26,944       27,110       579,516        17,291
Prepaid assets                  7,715        6,585        11,168        10,844
Deferred organization
 expense                            0            0             0        20,577
                          -----------  -----------  ------------   -----------
Total assets               60,419,427   35,470,289    93,140,849    16,655,918
                          -----------  -----------  ------------   -----------
Liabilities
Funds advanced by
 custodian                          0       10,826             0             0
Payable for investments
 purchased                    454,350            0             0             0
Payable for fund shares
 repurchased                  741,721        6,977             0             0
Payable to Investment
 Adviser                       37,520       21,847        78,355        37,384
Accrued distribution fee       11,412        6,202        18,509         2,485
Accrued expenses and
 other liabilities             51,519       40,663        92,233        41,948
                          -----------  -----------  ------------   -----------
Total liabilities           1,296,522       86,515       189,097        81,817
                          -----------  -----------  ------------   -----------
Net Assets                $59,122,905  $35,383,774  $ 92,951,752   $16,574,101
                          -----------  -----------  ------------   -----------
Net assets consisted of:
Paid in capital           $39,359,325  $21,829,421  $110,086,290   $17,507,289
Undistributed net
 investment income
 (loss)                       (24,472)    (117,016)      149,362       (33,327)
Accumulated net realized
 gain (loss)                7,050,491    8,394,102    (3,345,007)       89,162
Net unrealized
 appreciation
 (depreciation)            12,737,561    5,277,267   (13,938,893)     (989,023)
                          -----------  -----------  ------------   -----------
Net assets                $59,122,905  $35,383,774  $ 92,951,752   $16,574,101
                          -----------  -----------  ------------   -----------
Shares outstanding
 (unlimited shares of
 $0.01 par value
 authorized)                3,302,035    1,848,485     9,811,872     1,577,535
Net asset value and
 redemption price per
 share                    $     17.90  $     19.14  $       9.47   $     10.51
                          -----------  -----------  ------------   -----------
  *Cost of Investments    $46,978,502  $30,156,827  $103,944,348   $17,476,156
 **Cost of Foreign
 Currencies                         0            0  $    912,998   $     5,578

*** Cash balances in the International Value Fund and the Gold Fund are inter-est earning balances.

                     See Notes to the Financial Statements.

                             The Tocqueville Trust

                            Statements of Operations

                        Six Months Ended April 30, 2000
                                  (Unaudited)

--------------------------------------------------------------------------------

                            The       Small Cap   International
                        Tocqueville     Value         Value        Gold
                           Fund         Fund          Fund         Fund
                        -----------  -----------  ------------- -----------
Investment Income:
Dividends*              $   393,954  $   114,637   $ 1,164,659  $   140,461
Interest                     49,508       10,920       192,582       10,220
Other                         9,310          --          1,378           31
                        -----------  -----------   -----------  -----------
                            452,772      125,557     1,358,619      150,712
                        -----------  -----------   -----------  -----------
Expenses:
Investment Adviser's
 fee                        222,559      129,545       437,284       95,347
Custodian fees                5,746        3,172        81,900        7,592
Fund accounting fees         11,466        9,802        21,970       11,440
Transfer agent and
 shareholder services        13,546        6,214         9,880        5,252
Professional fees            15,860        9,490        14,456        9,906
Distribution fees            74,186       43,182       121,890       23,836
Administration fee           44,512       25,909        73,134       14,302
Printing and mailing
 expense                      6,110        2,184         2,080        1,274
Registration fees             8,138        7,358         6,838        6,942
Trustee fees and ex-
 penses                       4,108        3,874         3,744        4,420
Insurance expense             2,288        1,066         2,860        1,456
Amortization of organ-
 ization costs                    0          595             0        2,064
Other                         2,028          182         6,242          208
                        -----------  -----------   -----------  -----------
 Total expenses             410,547      242,573       782,278      184,039
                        -----------  -----------   -----------  -----------
Net Investment Income
 (Loss)                      42,225     (117,016)      576,341      (33,327)
                        -----------  -----------   -----------  -----------
Realized and
 Unrealized Gain
 (Loss):
  Net realized gain
   (loss) on:
   Investments            7,105,196    8,551,363    (2,832,563)     230,026
   Foreign currency
    translation                 --           --       (230,480)       1,314
                        -----------  -----------   -----------  -----------
                          7,105,196    8,551,363    (3,063,043)     231,340
  Net change in
   unrealized
   appreciation or de-
    preciation on:
   Investments           (4,233,549)   2,910,892    (3,661,440)  (4,070,838)
   Foreign currency
    translation                 --           --        (65,431)        (611)
                        -----------  -----------   -----------  -----------
                         (4,233,549)   2,910,892    (3,726,871)  (4,071,449)
    Net gain (loss) on
     investments and
     foreign currency     2,871,647   11,462,255    (6,789,914)  (3,840,109)
                        -----------  -----------   -----------  -----------
Net Increase
 (Decrease) in Net
 Assets Resulting from
 Operations             $ 2,913,872  $11,345,239   $(6,213,573) $(3,873,436)
                        -----------  -----------   -----------  -----------
*Net of Foreign Taxes
 Withheld               $        23  $        35   $    59,576  $     4,982
                        -----------  -----------   -----------  -----------

                     See Notes to the Financial Statements.

                             The Tocqueville Trust

                      Statements of Changes in Net Assets


--------------------------------------------------------------------------------

                                                     The Tocqueville Fund
                                                   -------------------------
                                                   Six Months   For the Year
                                                      Ended        Ended
                                                    April 30,   October 31,
                                                      2000*         1999
                                                   -----------  ------------
Operations:
 Net investment income (loss)                      $    42,225  $     24,762
 Net realized gain (loss) on investments and for-
  eign currency                                      7,105,196     1,734,624
 Net change in unrealized appreciation (deprecia-
  tion)                                             (4,233,549)    5,359,007
                                                   -----------  ------------
  Net increase (decrease) in net assets resulting
   from operations                                   2,913,872     7,118,393
Dividends and Distributions to shareholders:
  Net investment income                                (66,697)     (238,237)
  Net realized gains                                (1,486,526)   (4,560,528)
                                                   -----------  ------------
   Total dividends and distributions                (1,553,223)   (4,798,765)
Capital share transactions
 Shares sold                                         5,339,334     8,187,740
 Shares issued to holders in reinvestment of divi-
  dends                                              1,405,537     4,262,666
 Shares redeemed                                    (6,783,363)  (18,534,793)
                                                   -----------  ------------
 Net increase (decrease)                               (38,492)   (6,084,387)
                                                   -----------  ------------
   Net increase (decrease) in net assets             1,322,157    (3,764,759)
Net Assets:
 Beginning of period                                57,800,748    61,565,507
                                                   -----------  ------------
 End of period*                                     59,122,905    57,800,748
                                                   -----------  ------------
Including undistributed net investment income
 (loss) of:                                        $   (24,472) $          0
                                                   -----------  ------------

--------
*Unaudited

                     See Notes to the Financial Statements.

                             The Tocqueville Trust

                      Statements of Changes in Net Assets


--------------------------------------------------------------------------------

   Small Cap Value Fund      International Value Fund           Gold Fund
 --------------------------- --------------------------  ------------------------
 Six Months    For the Year   Six Months   For the Year  Six Months     For the
    Ended         Ended         Ended         Ended         Ended     Year Ended
  April 30,    October 31,    April 30,    October 31,    April 30,   October 31,
    2000*          1999         2000*          1999         2000*        1999
 ----------    ------------   ----------   ------------  ----------   -----------
 $  (117,016)  $   (213,458) $    576,341  $    459,494  $   (33,327) $   (38,220)
   8,551,363      4,198,622    (3,063,043)   15,171,572      231,340     (118,514)
   2,910,892      1,365,126    (3,726,871)   11,892,139   (4,071,449)   2,648,194
 -----------   ------------  ------------  ------------  -----------  -----------
  11,345,239      5,350,290    (6,213,573)   27,523,205   (3,873,436)   2,491,460
           0              0      (426,979)            0            0       (1,480)
  (4,181,025)             0   (10,418,276)            0            0            0
 -----------   ------------  ------------  ------------  -----------  -----------
  (4,181,025)             0   (10,845,255)            0            0       (1,480)
   7,878,768      9,717,101     8,621,245    38,925,782    3,050,279   17,085,937
   3,954,837              0    10,630,921             0            0        1,413
  (9,802,395)   (10,488,928)   (6,917,347)  (37,188,145)  (1,796,536)  (8,612,264)
 -----------   ------------  ------------  ------------  -----------  -----------
   2,031,210       (771,827)   12,334,819     1,737,637    1,253,743    8,475,086
 -----------   ------------  ------------  ------------  -----------  -----------
   9,195,424      4,578,463    (4,724,009)   29,260,842   (2,619,693)  10,965,066
  26,188,350     21,609,887    97,675,761    68,414,919   19,193,794    8,228,728
 -----------   ------------  ------------  ------------  -----------  -----------
  35,383,774     26,188,350    92,951,752    97,675,761   16,574,101   19,193,794
 -----------   ------------  ------------  ------------  -----------  -----------
 $  (117,016)  $          0  $    149,362  $          0  $   (33,327) $         0
 -----------   ------------  ------------  ------------  -----------  -----------


                     See Notes to the Financial Statements.

                             The Tocqueville Trust

                              The Tocqueville Fund
                      The Tocqueville Small Cap Value Fund
                    The Tocqueville International Value Fund
                           The Tocqueville Gold Fund

                         Notes to Financial Statements

--------------------------------------------------------------------------------
1. ORGANIZATION

  The Tocqueville Trust (the "Trust") was organized as a Massachusetts business trust registered under the Investment Company Act of 1940 as amended, as a di-versified, open-end management investment company. The Trust consists of four separate Funds: The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund (the "Funds"). The objective of The Tocqueville Fund is long-term capital apprecia-tion, primarily through investments in securities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreci-ation primarily through investments in securities of small capitalization United States issuers. The objective of The Tocqueville International Value Fund is long-term capital appreciation primarily through investment in securi-ties of issuers located outside the United States. The objective of The Tocqueville Gold Fund is to provide long-term capital appreciation through in-vestments in Gold and Securities or companies located throughout the world that are engaged in mining or processing gold, and through investments in other pre-cious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals. The following is a summary of significant accounting principles followed by the Trust in the prep-aration of its financial statements.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES
a) Security valuation

  Investments in securities, including foreign securities, traded on an ex-change or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trust-ees. When market quotations are not readily available, or when restricted secu-rities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Trustees. Short-term investments are stated at cost which, together with accrued inter-est, approximates market value.

--------------------------------------------------------------------------------
b) Federal income tax

  It is the Trust's policy to comply with the provisions of the Internal Reve-nue Code ("Code") applicable to regulated investment companies and to distrib-ute all of its taxable income to its shareholders. It is also the Trust's in-tention to distribute amounts sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no federal income or excise tax pro-vision is required.

--------------------------------------------------------------------------------
c) Deferred organization expenses

  Expenses incurred in connection with the organization of The Tocqueville Gold Fund are being amortized on a straight-line basis over a five-year period from the Fund's commencement of operations.

-------------------------------------------------------------------------------
d) Foreign currency translation

  Investments and other assets and liabilities denominated in foreign curren-cies are translated to U.S. dollars at the prevailing rates of exchange. The Tocqueville International Value Fund and The Tocqueville Gold Fund are engaged in transactions in securities denominated in foreign currencies and, as a re-sult, enters into foreign exchange contracts. These Funds are exposed to addi-tional market risk as a result of changes in the value of the underlying cur-rency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign cur-rency contracts are "marked to market" on a daily basis, which reflects the changes in the market value of the contract at the close of each day's trad-ing, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from invest-ments.

  Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

-------------------------------------------------------------------------------
e) Use of Estimates

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that effect the reported amounts of assets and liabilities and disclo-sure of contingent assets and liabilities at the date of the financial state-ments and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

-------------------------------------------------------------------------------
f) Other

  Investment and shareowner transactions are recorded no later than the first business day after the trade date. Dividend income is recognized on the ex-dividend date or at the time the Fund becomes aware. Interest income is recog-nized on the accrual basis and market discount is accounted for on a yield to maturity basis from settlement date. The Trust uses the first-in, first-out method for determining realized gain or loss on investments sold for both fi-nancial reporting and federal tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Expenses incurred by the Trust not specifi-cally identified to a Fund are allocated on a basis relative to the size of each Fund's daily net asset value. It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------
3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

  Tocqueville Asset Management L.P. ("Tocqueville"), is the investment adviser to the Trust under an Investment Advisory Agreement approved by shareholders on March 24, 2000. For its services, Tocqueville receives a fee from: (1) both the Tocqueville Fund and the Small Cap Value Fund, calculated daily and payable monthly, at an annual rate of .75% on the first $500 million of the average daily net assets of each Fund, and .65% of average daily net assets in excess of $500 million; (2) both the International Value Fund and the Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, .75% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .65% of the average daily net assets in excess of $1 billion.

  Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the six months ended April 30, 2000, the Adviser has made payments of $14,107, $9,573, $22,543 and $10,573 to Firstar Mutual Fund Services, LLC for services provided under a Sub-Administration agreement for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, respectively.

  Tocqueville Securities L.P. (the "Distributor") acts as distributor for shares of the Fund and purchases shares of the Fund at net asset value to fill orders as received from investment dealers. For the six months ended April 30, 2000, the Distributor received net commissions of $678 from the sale of the Trust's shares.

  The Fund has adopted distribution plans related to the sale of shares pursuant to which the Fund may incur distribution expenses in amounts not to exceed 0.25% per annum of the average daily net assets. Such expenses may include, but are not limited to, advertising, printing, and distribution of sales literature, prospectuses and other materials, and payments to dealers and shareholders servicing agents including the Distributor.

  Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund for the six months ended April 30, 2000, were $26,820, $79,572, $17,456 and $9,600, respectively.

--------------------------------------------------------------------------------
4. INVESTMENT TRANSACTIONS

  Purchases and sales of investment securities (excluding short-term instru-ments) for the six months ended April 30, 2000 were as follows:

                             The       Small Cap   International
                         Tocqueville     Value         Value         Gold
                            Fund         Fund          Fund          Fund
                         -----------  -----------  -------------  -----------
Purchases                $15,164,942  $15,985,033  $ 41,615,101   $ 3,719,702
                         -----------  -----------  ------------   -----------
Sales                    $16,077,683  $19,488,669  $ 19,640,971   $ 2,360,393
                         -----------  -----------  ------------   -----------

  There were no purchases or sales of U.S. Government Securities for the six months ended April 30, 2000.

  Unrealized appreciation (depreciation) at April 30, 2000 based on cost of se-curities for Federal tax purposes is as follows:

                             The       Small Cap   International
                         Tocqueville     Value         Value         Gold
                            Fund         Fund          Fund          Fund
                         -----------  -----------  -------------  -----------
Gross unrealized appre-
 ciation                 $18,377,592  $ 7,664,126  $ 12,315,041   $ 1,661,836
Gross unrealized depre-
 ciation                  (5,675,402)  (2,470,413)  (26,387,962)   (2,679,651)
                         -----------  -----------  ------------   -----------
Net unrealized
 appreciation
 (depreciation)          $12,702,190  $ 5,193,713  $(14,072,921)  $(1,017,815)
                         -----------  -----------  ------------   -----------
Cost of investments      $47,013,873  $30,240,381  $105,057,652   $17,514,401
                         -----------  -----------  ------------   -----------

  At October 31, 1999, The Tocqueville Gold Fund had tax basis capital losses of $105,000 which may be carried over to offset future capital gains through October 31, 2007. Net realized capital gain (loss) differ for financial state-ment and tax purposes primarily due to differing treatments of wash sales.

--------------------------------------------------------------------------------
5. FUND SHARE TRANSACTIONS

  The Fund currently offers only one class of shares of beneficial interest.

                                                          The Tocqueville
                                                               Fund
                                                      ------------------------
                                                         Amount       Shares
                                                      ------------  ----------
Six Months Ended April 30, 2000
 Shares sold                                          $  5,339,334     308,706
 Shares issued to owners in reinvestment of dividends    1,405,537      81,339
 Shares redeemed                                        (6,783,363)   (383,374)
                                                      ------------  ----------
 Net Increase (decrease)                              $    (38,492)      6,671
                                                      ------------  ----------
Year ended October 31, 1999
 Shares sold                                          $  8,187,740     464,043
 Shares issued to owners in reinvestment of dividends    4,262,666     276,258
 Shares redeemed                                       (18,534,793) (1,065,867)
                                                      ------------  ----------
 Net Increase (decrease)                              $ (6,084,387)   (325,566)
                                                      ------------  ----------

--------------------------------------------------------------------------------

   Small Cap Value         International Value
        Fund                      Fund                   Gold Fund
-----------------------  ------------------------  ----------------------
   Amount       Shares      Amount       Shares      Amount      Shares
------------   --------  ------------  ----------  -----------  ---------
$  7,878,768    451,605  $  8,621,245     852,160  $ 3,050,279    246,358
   3,954,837    257,477    10,630,921   1,043,270            0          0
  (9,802,395)  (524,668)   (6,917,347)   (676,079)  (1,796,536)  (148,709)
------------   --------  ------------  ----------  -----------  ---------
$  2,031,210    184,414  $ 12,334,819   1,219,351  $ 1,253,743     97,649
------------   --------  ------------  ----------  -----------  ---------
$  9,717,101    668,128  $ 38,925,782   3,419,548  $17,085,937  1,485,405
           0          0             0           0        1,413        109
 (10,488,928)  (720,354)  (37,188,145) (3,258,146)  (8,612,264)  (770,273)
------------   --------  ------------  ----------  -----------  ---------
$   (771,827)   (52,226) $  1,737,637     161,402  $ 8,475,086    715,241
------------   --------  ------------  ----------  -----------  ---------

--------------------------------------------------------------------------------

Results of Meeting of Shareholders

March 24, 2000
--------------------------------------------------------------------------------

  On March 24, 2000, a Special Meeting of Shareholders of the Funds was held
(1) to approve an amendment to the maximum fee payable under the advisory agreements for The Tocqueville Fund, The Tocqueville Small Cap Value Fund and The Tocqueville International Value Fund (2) approve of an amendment to each Fund's rule 12b-1 plan (3) election of 8 trustees (4) ratification or rejection of selection of independent accountants.

  (1) The results of the voting for or against the approval of the amendment to the maximum fee payable under the advisory agreement by The Tocqueville Fund, The Tocqueville Small Cap Value Fund and The Tocqueville International Value Fund were as follows:


                                               Number of Shares
                                           ----------------------------------
                                      For    Against Abstain Broker non-votes
-----------------------------------------------------------------------------
 The Tocqueville Fund              1,726,392 73,045  24,856       976,150
 The Tocqueville Small Cap Value
  Fund                             1,168,612 23,076  12,273       718,859
 The Tocqueville International
  Value Fund                       8,562,522  5,447  12,921       576,487

  (2) The results of the voting for or against the approval of the amendment to each Funds' Rule 12b-1 plan were as follows:


                                               Number of Shares
                                           ----------------------------------
                                      For    Against Abstain Broker non-votes
-----------------------------------------------------------------------------
 The Tocqueville Fund              1,728,146 73,084  23,062       976,151
 The Tocqueville Small Cap Value
  Fund                             1,169,904 22,956  11,101       718,859
 The Tocqueville International
  Value Fund                       8,566,022  5,605   9,063       576,487
 The Tocqueville Gold Fund           889,300  1,234     476       651,886

--------------------------------------------------------------------------------

 (3) The results of the voting for the election of Trustees of The Tocqueville Trust follows:

                             For      Withold
        Nominees           Election  Authority      Status
----------------------------------------------------------------
 Lucille G. Bono          13,134,833  17,894   Incumbent Trustee
 James B. Flaherty        13,133,747  78,970   Incumbent Trustee
 Inge Heckel              13,133,757  78,970   Incumbent Trustee
 Robert W. Kleinschmidt   13,180,670  32,057   Incumbent Trustee
 Francois Letaconnoux     13,192,477  20,250   Incumbent Trustee
 Guy A. Main              13,192,677  20,250         New Trustee
 Larry M. Senderhauf      13,192,477  20,250   Incumbent Trustee
 Francois D. Sicart       13,197,449  15,278   Incumbent Trustee


 (4) The results of the voting for the ratification or rejection of PricewaterhouseCoopers, LLC as independent accountants were as follows:


                                                Number of Shares
                                              -----------------------
                                               For    Against Abstain
---------------------------------------------------------------------
 The Tocqueville Fund                       2,796,677  1,082   2,684
 The Tocqueville Small Cap Value Fund       1,920,247      0   2,573
 The Tocqueville International Value Fund   9,156,563    408     416
 The Tocqueville Gold Fund                  1,542,819      0      77

                      [This page intentionally left blank]

                               Investment Adviser

                       Tocqueville Asset Management L.P.
                                 1675 Broadway
                               New York, NY 10019
                                 (212) 698-0800
                            www.tocquevillefunds.com

                                  Distributor

                          Tocqueville Securities L.P.
                                 1675 Broadway
                               New York, NY 10019
                                 (212) 698-0800

                   Shareholders' Servicing and Transfer Agent

                       Firstar Mutual Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                                 (800) 697-3863

                                   Custodian

                               Firstar Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                               Board of Trustees

                           Francois Sicart - Chairman
                                Lucille G. Bono
                               James B. Flaherty
                                  Inge Heckel
                             Robert W. Kleinschmidt
                              Francois Letaconnoux
                                  Guy A. Main
                              Larry M. Senderhauf